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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 12, 2003

                                IMAX CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)

         0-24216                                        98-0140269
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(Commission File Number)                    (I.R.S. Employer Identification No.)

        2525 SPEAKMAN DRIVE, SHERIDAN PARK, MISSISSAUGA, ONTARIO L5K 1B1
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        (Address of Principal Executive Offices)              (Zip Code)

                                 (905) 403-6500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

IMAX Corporation (the "Corporation") announced that it has commenced an offer to purchase for cash all of its outstanding $152.8 million principal amount of 7 7/8 % Senior Notes due 2005 (the "Senior Notes"). IMAX Corporation is also soliciting consents from the holders of the Senior Notes to approve certain amendments to the indenture under which the Senior Notes were issued. The tender offer is subject to various conditions including the receipt of consents necessary to approve the amendments to the indenture governing the Senior Notes and the completion of the Corporation's proposed offering of senior notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMAX CORPORATION
                                      (Registrant)



Date: November 13, 2003               By:          "Robert D. Lister"
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                                      Name: Robert D. Lister
                                            Executive Vice President,
                                            Business & Legal Affairs and
                                            General Counsel


                                      By:          "G. Mary Ruby"
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                                      Name: G. Mary Ruby
                                            Senior Vice President, Legal Affairs
                                            and Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit                      Description
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99.1       Press Release dated November 12, 2003